SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933

Thursday, April 10, 2003
(Date of report)

EMS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Georgia	58-1035424
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

660 Engineering Drive
Norcross, Georgia 30092
(770) 263-9200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

99.1 Press release, dated April 11, 2003, concerning the Registrant’s preliminary financial results for its first fiscal quarter ended March 29, 2003.

Item 9. Regulation FD Disclosure.

Pursuant to Exchange Act Release 47583, the registrant is furnishing the information required by Item 12 of Form 8-K, "Results of Operations and Financial Condition", under this Item 9.

     On April 11, 2003, the Registrant is publicly releasing preliminary financial results for its quarter ended March 29, 2003. Such release is being made by press release and by a subsequent telephone conference call that has been announced to, and is broadly accessible by, the public. The press release is furnished with this filing as Exhibit 99.1.

Item 12. Results of Operations and Financial Condition.

     Information for this Item has been included under Item 9.

SIGNATURES
EX-99.1 PRESS RELEASE

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in the City of Norcross, State of Georgia, on April 10, 2003.

EMS TECHNOLOGIES, INC.

Date: April 10, 2003	By:	/s/	William S. Jacobs William S. Jacobs Vice President